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EXHIBIT 10.1

                         UNIVERSAL DETECTION TECHNOLOGY

                                  July 5, 2007


Innovative Marketing, Inc.
2895 South Federal Highway
Delrey Beach, FL 33483


         Re: Rescission of Stock Agreement
             -----------------------------

Dear Sir:

         This letter will serve to memorialize the agreement between Universal Detection Technology ("UDT") and Innovative Marketing, Inc. ("IMI") to immediately rescind and terminate the Stock Agreement dated January 18, 2007, by and between UDT and IMI. Accordingly, the entire amount of the "inventory credits" under the Agreement shall be deemed canceled and terminated, and the 60,000,000 shares of common stock of UDT issued to IMI shall be returned and canceled. The Agreement shall be of no further force or effect. UDT shall issue a press release and 8K describing the rescission of the Agreement.

         Kindly acknowledge your agreement with the foregoing, by signing the acknowledgment below and returning a copy of this letter to me.


                                                  Very Truly Yours,

                                                  Universal Detection Technology

                                                  /s/ Jacques Tizabi
                                                  ------------------
                                                  By: Jacques Tizabi
                                                  Title: CEO


Agreed and Accepted:

Innovative Marketing, Inc.

/s/_______________________